SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 12, 2006
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Webster Plaza, Waterbury, Connecticut 06702
(Address of principal executive offices)
Registrant’s telephone number, including area code: (203) 465-4364
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On April 13, Webster Financial Corporation issued a press release announcing the election of Karen R. Osar to membership on Webster’s board, effective April 12, 2006. That press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

Exhibit
No.	Description

99.1	Press release dated April 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION (Registrant)
/s/ Harriet Munrett Wolfe
Harriet Munrett Wolfe Executive Vice President, General Counsel and Secretary

Date: April 13, 2006

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated April 13, 2006.